CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 9, 2012

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

The following summarizes all sales of unregistered securities by DynaResource, Inc. (the “Company”) since August 29, 2009.

On October 9, 2012, the Company completed a private placement offering to investors of 1,258,430 shares of Common Stock, for aggregate consideration of $5,125,304.03. On March 23, 2015, the Company completed a private placement offering to investors of 544,500 shares of Common Stock, for aggregate consideration of $1,361,250.00. Investors in these private placement offerings also received warrants contemplating the purchase of an aggregate of 2,028,000 shares of common stock.

On June 30, 2014, the Company completed a private placement offering to investors of 608,100 shares of Series B Preferred Stock, for aggregate consideration of $3,040,500.00.

On September 5, 2014, the Company completed a private placement offering to investors of $1,808,308 in aggregate principal amount of promissory notes convertible into Common Stock.

The sales of the securities identified above were made pursuant to privately negotiated transactions that did not involve a public offering of securities and, accordingly, the Company believes that these transactions were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof. Each investor represented that such investor either (A) is an “accredited investor,” (B) has such knowledge and experience in financial and business matters that the investor is capable of evaluating the merits and risks of acquiring the shares of the Company’s common stock or preferred stock, or (C) has appointed an appropriate person to act as the investor’s purchaser representative in connection with evaluating the merits and risks of acquiring the securities. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

 Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2015, and pursuant to authority granted to the Board of Directors in the Company’s certificate of incorporation, as amended to date, the Board of Directors adopted Amended and Restated Bylaws for the Company. The Amended and Restated Bylaws are consistent with Delaware state law, as such law has been amended. Additionally, the Amended and Restated Bylaws are more suitable for public company status.

The Amended and Restated Bylaws are attached as Exhibit 3.7 and incorporated herein by reference.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On December 29, 2014, DynaResource, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the election of directors and the other proposals described in the Company’s Proxy Statement as filed on Schedule 14A on November 13, 2014. For purposes of the Annual Meeting, 12,469,330 shares of common stock were treated as outstanding and eligible to vote.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted on are set forth below.

1. Election of Class I Directors. At the Annual Meeting, the holders of Series A Preferred Stock were eligible to vote for the Class I Directors and elected each Class I director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld
K. W. Diepholz	1,000	0
Robert Allender, Jr.	1,000	0
Dr. Jose Vargas Lugo	1,000	0

2. Election of Class II Directors. At the Annual Meeting, the holders of common stock were eligible to vote for the Class II Directors and elected each Class II director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld
David S. Hall	6,622,467	231,568
Pedro Ignacio Teran Cruz	6,622,467	231,568

3. Advisory Vote on Executive Compensation. The shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Withheld
5,750,857	1,108,178

4. Advisory Vote on Frequency of Shareholder Advisory Vote on Executive Compensation. The shareholders approved, on an advisory, non-binding basis, the frequency of an advisory vote on the compensation of the Company’s named executive officers by the following vote:

One Year	Two Years	Three Years
5,393,243	289,773	1,177,019

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1 *	Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on December 8, 1997
3.2 *	First Amendment to Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 13, 1998
3.3 *	Certificate of Amendment of Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on October 3, 2007
3.4 *	Certificate of Amendment of Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 15, 2012
3.5 *	Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on November 28, 2012
3.6 *	Certificate of Designation of Series B Series B Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on August 28, 2013
3.7 *	Amended & Restated Bylaws of the Company.
4.1*	Promissory Note - Series I
4.2*	Promissory Note - Series I, Amendment
4.3*	Promissory Note - Series II
4.4*	Extension to Note Series I and Series II
10.1 *	April 15, 2005 Mining and Production Services Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.2 *	September 15, 2006 Amending Agreement to the Mining Services Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.3 *	July 15, 2011 Second Amendment to the Contract Mining Services and Mineral Production Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.4 *	May 15, 2013 Exploitation Amendment (Third Amendment) to the Contract Mining Services and Mineral Production Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company

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10.5 *	May 15, 2005 Provision of Personnel Services Agreement between Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, and DynaResource Operaciones de San Jose de Gracia, S.A. de C.V. , a subsidiary of the Company
10.6 *	September 15, 2006 Amending Agreement to Personnel Services Agreement between Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, and DynaResource Operaciones de San Jose de Gracia, S.A. de C.V. , a subsidiary of the Company
21 *	List of subsidiaries

_______________

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By:	/s/ K.W. Diepholz
Name: K.W. Diepholz
Titla: Chairman and CEO

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EXHIBIT INDEX

Exhibit Number	Description
3.1 *	Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on December 8, 1997
3.2 *	First Amendment to Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 13, 1998
3.3 *	Certificate of Amendment of Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on October 3, 2007
3.4 *	Certificate of Amendment of Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 15, 2012
3.5 *	Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on November 28, 2012
3.6 *	Certificate of Designation of Series B Series B Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on August 28, 2013
3.7 *	Amended & Restated Bylaws of the Company.
4.1*	Promissory Note - Series I
4.2*	Promissory Note - Series I, Amendment
4.3*	Promissory Note - Series II
4.4*	Extension to Note Series I and Series II
10.1 *	April 15, 2005 Mining and Production Services Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.2 *	September 15, 2006 Amending Agreement to the Mining Services Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.3 *	July 15, 2011 Second Amendment to the Contract Mining Services and Mineral Production Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.4 *	May 15, 2013 Exploitation Amendment (Third Amendment) to the Contract Mining Services and Mineral Production Agreement between DynaResource de Mexico S.A. de C.V., a subsidiary of the Company, and Mineras de DynaResource S.A. de C.V., a subsidiary of the Company
10.5 *	May 15, 2005 Provision of Personnel Services Agreement between Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, and DynaResource Operaciones de San Jose de Gracia, S.A. de C.V., a subsidiary of the Company

10.6 *	September 15, 2006 Amending Agreement to Personnel Services Agreement between Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, and DynaResource Operaciones de San Jose de Gracia, S.A. de C.V., a subsidiary of the Company
21 *	List of subsidiaries

_______________

* Filed herewith